EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, G. Penn Holsenbeck and Hermann Waldemer or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/S/ HAROLD BROWN
Harold Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, G. Penn Holsenbeck and Hermann Waldemer or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/S/ MATHIS CABIALLAVETTA
Mathis Cabiallavetta

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, G. Penn Holsenbeck and Hermann Waldemer or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/S/ LOUIS C. CAMILLERI
Louis C. Camilleri

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, G. Penn Holsenbeck and Hermann Waldemer or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/S/ LUCIO A. NOTO
Lucio A. Noto

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, G. Penn Holsenbeck and Hermann Waldemer or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/S/ CARLOS SLIM HELÚ
Carlos Slim Helú

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris International Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Louis C. Camilleri, G. Penn Holsenbeck and Hermann Waldemer or any one or more of them, his true and lawful attorney, for his and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, one or more Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and any amendments to said Registration Statement or Statements or existing Registration Statements on Form S-3, for the registration of debt securities to be issued by the Company, any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of April, 2008.

/S/ STEPHEN M. WOLF
Stephen M. Wolf